Exhibit 99.1

Aterian Announces Management Change & Second Quarter 2023 Preliminary Results

Joe Risico and Arturo Rodriguez Appointed Co–CEOs

William Kurtz Appointed Chair of the Board

Second Quarter Revenue Range Between $34.8 Million to $35.4 Million

Second Quarter Adjusted EBITDA Loss Range Between $8.0 Million to $9.0 Million

NEW YORK, July 27, 2023 – Aterian, Inc. (Nasdaq: ATER) (“Aterian” or the “Company”) today announced the appointment of Joe Risico and Arturo (Arty) Rodriguez as Co-Chief Executive Officers effective July 26, 2023. They have also joined the Company’s Board of Directors (the “Board”) effective that same date. As part of these changes, Mr. William (Bill) Kurtz, the Company’s current lead independent director and a Board member since 2019, has been named the Chair of the Board. Mr. Yaniv Sarig has resigned as CEO and from the Board effective yesterday.

In their new roles as Co-CEO, Mr. Risico will lead strategy and revenue generation, among other things, while Mr. Rodriguez will lead the Company's technology and development and continue to lead supply chain and finance. Mr. Rodriguez will also continue his present role as Chief Financial Officer.

“On behalf of our board of directors, we thank Yaniv for his tremendous efforts and commitment to Aterian. We respect Yaniv’s desire to spend more time with his family”, said Bill Kurtz, Chair of Aterian’s Board of Directors. “Joe and Arty have been an integral part of Aterian's management and the Board believes they are the right people to lead the Company through the next phase of the Company's growth trajectory given their experience, complementary skill sets and deep understanding of Aterian’s business. I look forward to their success.”

“I am grateful for the opportunity to continue my partnership with Arty, our board and our team at Aterian,” said Joe Risico, Co-CEO. “Aterian has a strong set of core brands and products and we will continue to focus them and Aterian towards profitable growth as we navigate a challenging consumer discretionary environment.”

“I am excited to partner with Joe in leading Aterian,” said Arturo Rodriguez, Co-CEO. “Aterian’s core brands and products, supported by our technology, supply chain, and most importantly our people, will allow us to continue to execute on our path towards profitability. I am honored and humbled to be given this opportunity from our board to co-lead Aterian into its future.”

“Aterian has been an incredible nine year journey for me, I am extremely proud of the company that was built from scratch and the team and culture that we fostered,” said Yaniv Sarig, Aterian’s Co-Founder. “It is time for a change and I believe that Joe and Arty will continue to be a great team and bring Aterian even greater successes.”

Mr. Risico has been with Aterian since 2018, serving as Aterian’s Chief Legal Officer and Head of M&A since March 2021 and June 2021, respectively. Prior to joining Aterian, Mr. Risico spent over 25 years in legal and business development roles including earlier stage ventures. Mr. Risico started his professional career as an auditor at Ernst & Young, during which time he obtained his CPA and he began his legal career as a corporate lawyer at Cravath, Swaine & Moore LLP. Mr. Risico holds a B.A. from New York University with concentrations in accounting and economics and a J.D. from Columbia Law School.

Mr. Rodriguez has been with Aterian since 2017 and served as the Company’s Chief Financial Officer since March 2021. Prior to joining Aterian, Mr. Rodriguez had spent the last 25 years in various finance and operational leadership roles for both domestic and international public companies, including holding the Chief Financial Officer role at Atari, Inc. (Nasdaq: ATAR) and the Deputy Chief Financial Officer of Atari SA (Euronext: ATA). Mr. Rodriguez started his career at Arthur Andersen LLP in 1997 and is a CPA in the State of New York. Mr. Rodriguez holds a Bachelor of Business Administration – Accounting from Hofstra University.

Mr. William H. Kurtz has served as an Aterian director since August 2019. Mr. Kurtz is a senior financial and operations executive with over 30 years of experience operating as either a Chief Commercial and Financial Officer or a Chief Operating and Financial Officer of several private and public companies on the East Coast and in Silicon Valley. Mr. Kurtz holds a Bachelor of Science in Commerce from Rider University and a Master of Science in Management Sciences from Stanford University.

Second Quarter Preliminary Net Revenue and Adjusted EBITDA Update

The Company today also announced an update to its previously stated net revenue and adjusted EBITDA ranges for the second quarter ended June 30, 2023. The Company expects net revenue to be in the range of $34.8 million to $35.4 million and adjusted EBITDA loss to be in the range of ($8.0) million to $(9.0) million, excluding $1.2 million of restructuring expenses expected to be reported.

The previously announced ranges of net revenue and adjusted EBITDA loss were $37.0 million to $44.0 million and $(4.2) million and $(5.2) million, respectively. The previously announced adjusted EBITDA range has been adjusted to exclude the previously announced $1.0 million of restructuring expense for comparable purposes. The Company’s cash balance as of June 30, 2023 is expected to be approximately $28.9 million and borrowing under its credit facility is expected to be approximately $15.7 million.

“We continue to see consumer softness in the consumer discretionary space which has impacted our expected results for the second quarter, however, we are still pleased with the continued improvements of our balance sheet and continued liquidity position,” commented Arturo Rodriguez, Co-CEO of Aterian. “We are still very focused on driving the Company to profitability; however, with our expected view of continued consumer softness in 2023, we believe adjusted EBITDA profitability will be more realistic in the summer of 2024 versus the second half of 2023.”

The most directly comparable GAAP financial measure for adjusted EBITDA is net loss and we expect to report a net loss for the three months ending June 30, 2023, for the second half of 2023 and for the year ending December 31, 2024, due primarily to interest, restructuring, and stock-based compensation expenses. We are unable to reconcile the forward-looking statement of adjusted EBITDA in this press release to its nearest GAAP measure because the nearest GAAP financial measure is not accessible on a forward-looking basis and reconciling such information is not available without unreasonable effort.

The net revenue and adjusted EBITDA information in this press release is based on the Company’s current expectations and may be adjusted as a result of, among other things, the completion of customary quarter-end close review procedures and financial review. The Company expects to report its final second quarter 2023 results on or about August 8, 2023.

About Aterian, Inc.

Aterian, Inc. (Nasdaq: ATER) is a leading technology-enabled consumer product company that builds, acquires, and partners with leading e-commerce brands by harnessing proprietary software and an agile supply chain to create top selling consumer products. The Company’s cloud-based platform, Artificial Intelligence Marketplace Ecommerce Engine (AIMEE™), leverages machine learning, natural language processing and data analytics to streamline the management of products at scale across the world's largest online marketplaces with a focus on Amazon, Shopify and Walmart. Aterian owns and operates a number of brands and sells its products in multiple categories, including home and kitchen appliances, health and wellness, beauty and consumer electronics.

Non-GAAP Financial Measure

Adjusted EBITDA, the non-GAAP financial measure referenced herein, is a supplement to the corresponding financial measure prepared in accordance with U.S. GAAP. The non-GAAP financial measure referenced excludes the items described below. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. The non-GAAP financial measure has certain limitations in that it does not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP.

Therefore, investors should consider the non-GAAP financial measure in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measure referenced by the Company may be different from the non-GAAP financial measures used by other companies.

The Company has referenced adjusted EBITDA, a non-GAAP measure, to assist investors in understanding the Company’s core net operating results on an on-going basis. This non-GAAP financial measure may also assist investors in making comparisons of the Company’s core operating results with those of other companies.

As used herein, EBITDA represents net loss plus depreciation and amortization, interest expense, net and income tax expense. As used herein, adjusted EBITDA represents EBITDA plus stock-based compensation expense, restructuring expenses and other expense, net. EBITDA and adjusted EBITDA do not represent, and should not be considered as, alternatives to loss from operations or net loss, as determined under GAAP.

We reference EBITDA and adjusted EBITDA because we believe each of these measures provides an additional metric to evaluate our operations and, when considered with both our GAAP results and the reconciliation to net loss, provides useful supplemental information for investors. We use EBITDA and adjusted EBITDA, together with financial measures prepared in accordance with GAAP, such as sales and gross margins, to assess our historical and prospective operating performance, to provide meaningful comparisons of operating performance across periods, to enhance our understanding of our operating performance and to compare our performance to that of our peers and competitors.

We believe EBITDA and adjusted EBITDA are useful to investors in assessing the operating performance of our business without the effect of non-cash items. EBITDA and adjusted EBITDA should not be considered in isolation or as alternatives to net loss, loss from operations or any other measure of financial performance calculated and prescribed in accordance with GAAP. Neither EBITDA nor adjusted EBITDA should be considered a measure of discretionary cash available to us to invest in the growth of our business. Our EBITDA and adjusted EBITDA may not be comparable to similarly titled measures in other organizations because other organizations may not calculate EBITDA or adjusted EBITDA in the same manner as we do. Reference to adjusted EBITDA should not be construed as an inference that our future results will be unaffected by the expenses that are excluded from such financial measure or by unusual or non-recurring items.

We recognize that both EBITDA and adjusted EBITDA have limitations as analytical financial measures. For example, neither EBITDA nor adjusted EBITDA reflects:

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our capital expenditures or future requirements for capital expenditures or acquisitions;
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the interest expense or the cash requirements necessary to service interest expense or principal payments associated with indebtedness;
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depreciation and amortization, which are non-cash charges, although the assets being depreciated and amortized will likely have to be replaced in the future, or any cash requirements for the replacement of assets; or
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changes in cash requirements for our working capital needs.

Additionally, adjusted EBITDA excludes non-cash expenses for stock-based compensation, which is and will remain a key element of our overall long-term incentive compensation strategy.

Forward Looking Statements

All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements regarding expectations of profitable growth for our core brands and products; our expectations regarding consumer softness, our expected net revenue and adjusted EBITDA range for the second quarter of 2023; and cash balance and credit facility availability as of June 30, 2023; our target of achieving adjusted EBITDA profitability in the summer of 2024; and our expectations regarding net loss for the three months ending June 30, 2023, for the second half of 2023 and for the year ending December 31, 2024, due primarily to interest, restructuring, and stock-based compensation expenses These forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties and other factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to, those related to consumer demand, including inflation and other factors impacting consumer demand, global shipping disruptions; our ability to continue as a going concern; our ability to meet financial covenants with our lenders; our ability to create operating leverage and efficiency when integrating companies that we acquire or have acquired, including through the use of our team’s expertise, the economies of scale of our supply chain and automation driven by our platform; our ability to grow internationally and through the launch of products under our brands and the acquisition of additional brands; the impact of COVID-19, the war in the Ukraine, the rising tensions between China and Taiwan and other macroeconomic factors, including their impact on consumer demand, our cash flows, financial condition, forecasting and revenue growth rate; our supply chain including sourcing, manufacturing, warehousing and fulfillment; our ability to manage expenses, working capital (including liquidations of inventory) and capital expenditures efficiently; our business model and our technology platform; the impact of intangible assets such as goodwill, and other impairments; disruptions to the Company's information technology systems, including but not limited to potential or actual security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; our ability to disrupt the consumer products industry; our ability to maintain and grow market share in existing and new product categories; our ability to generate profitability and stockholder value; international tariffs and trade measures; product liability claims, recalls or other safety and regulatory concerns; reliance on third party online marketplaces; seasonal and quarterly variations in our revenue and expenses; acquisitions of other companies and technologies and our ability to successfully integrate such companies and technologies with our business; our ability to continue to access debt and equity capital (including on terms advantageous to the Company) and the extent of our leverage; and other factors discussed in the “Risk Factors” section of our most recent periodic reports filed with the Securities and Exchange Commission (“SEC”), all of which you may obtain for free on the SEC’s website at www.sec.gov.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Contact:

Ilya Grozovsky

Vice President of Investor Relations & Corp. Development

Aterian, Inc.

ilya@aterian.io

917-905-1699

Aterian.io